Information in this exhibit identified by [***] is confidential and has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant customarily and actually treats as private and confidential.

Exhibit 10.2

AMENDMENT NO. 1 TO
MANUFACTURING AND COMMERCIALIZATION AGREEMENT

This Amendment No. 1 to Manufacturing and Commercialization Agreement (“Amendment”) is made and entered into as of July 25, 2022 (“Amendment Effective Date”), by and between Corium, Inc., a Delaware corporation having its principal place of business at 4558 50th Street, S.E., Grand Rapids, MI 49512, including its Affiliates (“Corium”), and Agile Therapeutics, Inc., a Delaware corporation, having its principal place of business at 500 College Rd. East Suite 310 Princeton, NJ 08540, including its Affiliates (“Agile”), and amends that certain Manufacturing and Commercialization Agreement (the “Agreement”), entered into as of April 30, 2020, by and between Corium and Agile. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, Agile engaged Corium to Manufacture and supply Product to Agile in accordance with the Agreement;

WHEREAS, Agile’s demand for Product has decreased;

WHEREAS, Corium and Agile desire to amend the Agreement, in accordance with Section 12.1 of the Agreement, to account for such decrease;

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.   Section 2.12(e) of the Agreement is hereby deleted and replaced in its entirety with the following:

“All equipment used in the Manufacture of the Product as set forth on Exhibit C (“Equipment”) hereto shall be solely owned by Corium, and concurrently with the execution of this Amendment, Agile will execute the Bill of Sale attached hereto as Attachment 1.  Corium shall, at its cost and expense, perform all required upkeep and maintenance on Equipment.  Significant modifications to Equipment considered by Corium will be reviewed with Agile to mutually assess the technical and regulatory impacts of the proposed modifications on the Manufacture and supply of Product.  Equipment changes that incur costs that will be shared between the Parties for development activities and/or regulatory preparations shall be mutually agreed upon by the Parties in writing.”

2.The last sentence of Section 3.3 of the Agreement is hereby deleted and replaced in entirety with the following:

“Where permitted by law and regulation, Corium shall use commercially reasonable efforts to maintain on hand a sufficient quantity of all raw materials and packaging components sourced from outside the United States [***] necessary for the Manufacture of Products required for the [***] according to Agile’s Purchase Order and Firm Forecast.”

3.Section 3.4(b) of the Agreement is hereby deleted and replaced in entirety with the following

“Beginning on [***] prior to the beginning of each [***], Agile shall provide to Corium [***] worth of forecasts for the Product as follows: (1) a binding purchase order for Product for the upcoming [***] (the “Purchase Order”), (2) a firm forecast for the [***] (the “Firm Forecast”), and (3) a non-binding forecast of its estimated requirements for Product in the  [***] thereafter, along with requested shipment dates for Product. Agile’s Purchase Order shall be binding upon Agile and shall be accepted by Corium provided that the quantities ordered are within [***] of the amounts forecast by Agile in the Firm Forecast for such [***]. By way of example, [***].”

4.Section 3.4(c) is hereby deleted in its entirety.
5.	The following language is hereby inserted at the end of Section 3.4:

“Corium will continue to purchase raw materials to support forecast volume as provided in Section 3.3.  In the event actual volume is less than forecast, and this deficiency causes scrap or expiry of raw materials, Agile will reimburse Corium for the unusable raw materials at cost plus disposal fees. Corium will continue to provide Agile an accounting of inventory, expected expiring materials and value, no more than [***].  Corium may invoice Agile for the scrap or expired raw materials plus disposal fees following such accounting, and Agile shall pay such invoices within [***] after the date of the invoice.  Agile reserves the right to audit this data as provided in Section 4.3.”

6.The following language is hereby inserted at the end of Section 4:

“Agile will pay Corium [***] per month from April 2022 through December 2023 (each monthly payment, a “Supplemental Fee”).  In the event Agile orders at least [***] of Product in calendar year 2022 [***], the Supplemental Fee will be retroactively reduced to [***] per month for April 2022 through December 2022.  In the event Agile orders at least [***] of Product in calendar year 2023, the Supplemental Fee will be retroactively reduced to [***] per month for January 2023 through December 2023.  Any retroactive reduction in Supplemental Fees already paid shall be offset against future amounts owed by Agile to Corium. Notwithstanding anything to the contrary in this Agreement, each Supplemental Fee is due within [***] after the start of the applicable month.  Agile will pay Corium the total applicable Supplemental Fees, in the amount of [***] per month, for the months of April 2022, May 2022, June 2022, and July 2022, within [***] after the Amendment Effective Date (notwithstanding anything to the contrary in this Agreement), subject to any applicable credits.  All such amounts paid pursuant to this Section are non-refundable.”

7.Section 11.1 of the Agreement is hereby deleted and replaced in entirety with the following:

“The term of this Agreement (the “Term”) shall commence on the Effective Date, and shall continue until December 31, 2033, unless terminated earlier pursuant to Section 11.2.”

8.Section 11.3(d) is hereby deleted in its entirety.
9.Exhibit A of the Agreement is hereby deleted and replaced in entirety with the version of Exhibit A in Attachment 2 hereto.
10.Exhibit B of the Agreement is hereby deleted and replaced in entirety with the version of Exhibit B in Attachment 3 hereto.

11.In addition, Agile hereby agrees that Corium may retain the approximately [***] payment to be made to Corium [***] for the sale [***] of a certain amount of [***], and Agile shall have no rights to any part of such [***], even if Agile reimbursed Corium previously for such [***] to be sold to [***]; provided, however, that the actual amount of cash Corium receives from [***] for the [***] shall be credited dollar for dollar against the amount of Supplemental Fees that Agile owes to Corium.
12.This Amendment supersedes all proposals, oral or written, all negotiations, conversations, and discussions between the parties relating to the subject matter of this Amendment and all past dealing and industry custom.  This Amendment shall be integrated in and form part of the Agreement upon execution, which Agreement the parties acknowledge and agree remains in full force and effect as of the Amendment Effective Date.  All terms and conditions of the Agreement shall remain unchanged except as modified in this Amendment; and the terms of the Agreement, as modified by this Amendment, are hereby ratified and confirmed.  Except as set forth in Sections 1 through 11 (inclusive) above, no other term of the Agreement is amended or modified in any manner.  Where the terms of the Agreement conflict with those of this Amendment, however, the terms of this Amendment shall control only with respect to the conflict.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Amendment to be duly executed.

Corium, Inc.Agile Therapeutics, Inc.

By:  _/s/ Perry Sternberg___________By:   /s/ Al Altomari

Name:  _ Perry Sternberg ___________Name: Al Altomari___________________

Title: _President and CEO___________Title: __CEO________________________

Date: _7/25/2022___________________Date: __7/25/2022_____________________

ATTACHMENT 1

Bill of Sale

See attached.

ATTACHMENT 2

Exhibit A

Guaranteed Minimum Billed Revenue

In the event the billed revenue (as defined below) during any calendar year starting in calendar year 2022 is less than the applicable Guaranteed Minimum Billed Revenue (as defined below), Agile agrees to make an additional true-up payment to Corium to ensure that Corium receives total revenue for such calendar year equal to the Guaranteed Minimum Billed Revenue.  The Guaranteed Minimum Billed Revenue for calendar year 2022 is $5,278,125; the Guaranteed Minimum Billed Revenue for calendar year 2023 is $7,037,500, and the Guaranteed Minimum Billed Revenue for each calendar year 2024 and beyond is $22,500,000  (as applicable to each calendar year, the “Guaranteed Minimum Billed Revenue”).

In the event that Corium does not receive at least the applicable Guaranteed Minimum Billed Revenue in any calendar year, Agile agrees to make an additional true-up payment (each such payment, a “True-Up Payment”) to Corium to ensure that Corium receives at least the applicable Guaranteed Minimum Billed Revenue.  Any True-Up Payments will be calculated and paid in [***]: Within [***] the preceding [***] of billed revenue will be compared to the corresponding [***] portion of the applicable Guaranteed Minimum Billed Revenue.  In the event the billed revenue in this [***] period is less than the applicable [***] portion of the Guaranteed Minimum Billed Revenue, Corium will invoice Agile in the amount of the difference and payment shall be due within [***] of the date of such invoice.

As used herein, “billed revenue” is limited to the revenue for the following items: [***].  For clarity, research and development activities will not count toward billed revenue minimums.

Corium will not enforce the original guaranteed quantity minimums in the Supply Agreement which are waived and replaced by the Guaranteed Minimum Billed Revenue pursuant to this Amendment.

ATTACHMENT 3

Exhibit B

Commercial Terms

Transfer Pricing

Agile shall pay Corium a transfer price for all commercially saleable product it purchases pursuant to Section 3.  Through [***], the transfer price will be the Base Price (listed below). Thereafter, the transfer price will be the Adjusted Base Price, which will be recalculated [***] as set forth below.

The Base Price for standard Product (containing 3 Units) is the following:

Annual Volume (millions)	Per Unit	Per Cycle
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

For each year beginning [***] after the first commercial batch Purchase Order invoice date the Adjusted Base Price will be calculated as follows: The previous year’s transfer price will be [***]

In the event that the total cost of raw materials used in the Manufacture of the Product on a per Unit basis [***], the Parties will meet to renegotiate the transfer price in good faith for the purpose of sharing the [***] fairly between the Parties.

BILL OF SALE

For the consideration set forth in Section 4 below, the receipt of which is hereby acknowledged, Agile Therapeutics, Inc., a Delaware corporation (“Seller”), hereby GRANTS, BARGAINS, SELLS, TRANSFERS, ASSIGNS, CONVEYS AND DELIVERS to Corium, Inc. a Delaware corporation, its successors and assigns (“Buyer”) (together with the Seller, the “Parties”), effective as of July 25, 2022 (the “Effective Date”), all of Seller’s right, title, and interest in and to the Assets (as defined in Section 1 below). Reference is made herein to that certain Manufacturing and Commercialization Agreement (the “MCA”) entered into as of April 30, 2020, by and between the Parties.

THE ASSETS TRANSFERRED BY SELLER TO BUYER

Seller hereby transfers to Buyer that certain equipment specified in Exhibit A attached hereto, including rights to the warranties received from the manufacturer of such items and to any related claims, credits, and rights of recovery with respect to such items (collectively, “the Assets”); TO HAVE AND TO HOLD by Buyer, its successors and assigns, to and for its or their use forever.

REPRESENTATIONS OF SELLER

Seller has good and marketable title to the Assets hereby granted, bargained, sold, transferred, assigned, conveyed, and delivered, and owns such Assets free and clear of any and all liens, mortgages, licenses, leases, encumbrances, claims, charges, security interests, pledges, covenants, debts, liabilities, or other restrictions of any kind whatsoever.

The execution, delivery, and performance of this Bill of Sale (the “Bill of Sale”) by Seller will not (i) violate any order, judgment, decree, rule or regulation applicable to Seller or the Assets or (ii) require of Seller any consent, approval order or authorization of, or notice to, any person or entity.

Except as otherwise provided in this Bill of Sale, each material, tangible Asset is being transferred on a “where is” and, as to condition, “as is” basis.

COVENANTS OF SELLER

Seller, for itself, its successors and assigns, hereby covenants and agrees that, at any time and from time to time forthwith upon the written request of Buyer, Seller will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the Assets granted, bargained, sold, transferred assigned, conveyed and delivered pursuant to this Bill of Sale.

CONSIDERATION

As full and complete consideration and payment for the transfer of the Assets as described in this Bill of Sale, Buyer agrees to enter into an Amendment to the MCA, on terms mutually acceptable to the Parties (the “Consideration”), and that it will not enforce the original guaranteed quantity purchase minimums in the Supply Agreement which are waived and replaced by the Guaranteed Minimum Billed Revenue pursuant to the Amendment to the MCA.

TAXES

Each party will bear their own taxes, duties, levies, and similar charges (and any related interest and penalties), however designated, imposed as a result of the existence or operation of this Bill of Sale. Seller and Buyer agree to cooperate to minimize any sales, use and other transfer taxes and fees incurred in connection with the assignment, conveyance, transfer and/or delivery of the Assets hereunder.

FURTHER ASSURANCES, NATURE OF SALE AND BINDING EFFECT

Each of Seller and Buyer (the “first party”) hereby represents and warrants to the other that (i) the execution and delivery of this Bill of Sale and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action required on the part of the first party and no other proceedings on the part of the first party are necessary to authorize this Bill of Sale to which it is a party or to consummate the transactions contemplated hereby, and (ii) this Bill of Sale has been duly and validly executed and delivered by the first party and constitutes the legal, valid and binding agreement of the first party, enforceable against the first party in accordance with its terms.

Any individual, partnership, corporation, or other entity may rely without further inquiry upon the powers and rights herein granted to either party hereunder and upon any notarization, certification, verification, affidavit, or attestation by any notary public of any state relating to the authorization, execution, and delivery of this Bill of Sale or to the authenticity of any copy, conformed or otherwise, hereof.

This Bill of Sale shall be binding upon Seller and Buyer and their respective successors and assigns.

SEVERABILITY OF TERMS

The provisions of this Bill of Sale are severable, and, in the event that any one or more provisions are deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this Bill of Sale to become materially adverse to either party, in which event the parties shall use reasonable best efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

GOVERNING LAW

This Bill of Sale shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

COUNTERPARTS

This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures provided by portable document format (pdf) transmission or other electronic means will be deemed to have the same force and effect as original signatures.

ENTIRE AGREEMENT

The terms and conditions of this Bill of Sale constitute the entire agreement as between Seller and Buyer with respect to the subject matter hereof.

Signature Page Follows

IN WITNESS WHEREOF, Seller and Buyer have caused this Bill of Sale to be signed by their respective duly authorized officers, and are so bound by such execution.

Seller:

Agile Therapeutics, Inc.

By:/s/ Al Altomari

Name: Al Altomari

Title: CEO

Date: 7/25/2022

Buyer:

Corium, Inc.

By:/s/ Perry Sternberg

Name: Perry Sternberg

Title: President and CEO

Date: 7/25/2022

Exhibit A

Equipment

[***]